                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We consent to the inclusion in Amendment No. 1 to this registration statement on Form S-4 of our report dated March 8, 1996, on our audits of the financial statements of Park Cities Bancshares, Inc. We also consent to the reference to our firm under the caption "Experts."




/s/ Coopers & Lybrand L.L.P.


January 14, 1997
Dallas, Texas





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